UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.      )

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The TriZetto Group, Inc.

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Filed by The TriZetto Group, Inc.

Under the Securities Exchange Act of 1934

Subject Company: The TriZetto Group, Inc.

Commission File Number 000-27501

NEWS RELEASE

For Immediate Release

PRELIMINARY INJUNCTION VACATED

TRIZETTO SETS DATE FOR ADJOURNED MEETING

Newport Beach, Calif. – July 3, 2008 – The TriZetto Group, Inc. (NASDAQ: TZIX) announced today that the Delaware Court of Chancery vacated its earlier order preliminarily enjoining TriZetto from allowing any vote by TriZetto’s stockholders upon a proposal to approve the merger pursuant to which TriZetto will become a wholly-owned subsidiary of TZ Holdings, L.P., an entity that is majority-owned by Apax Partners L.P. The preliminary injunction was vacated based upon TriZetto’s agreement to provide additional disclosures in its proxy materials regarding the potential financial benefits of the merger to UBS Securities LLC, TriZetto’s financial advisor. The additional disclosure materials have been filed with the Securities and Exchange Commission and are being mailed to the stockholders, clearing the way for the stockholder vote on the proposed merger.

The special meeting of stockholders called to vote on the merger was convened as scheduled on June 30, 2008, but as a result of the injunction was adjourned until July 14, 2008 at 10:00 a.m., local time, at The Island Hotel Newport Beach, 690 Newport Center Drive, Newport Beach, California 92660.

Important Information

The TriZetto Group filed a definitive proxy statement in connection with its 2008 Special Meeting of Stockholders with the Securities and Exchange Commission (SEC) on May 27, 2008. TriZetto also filed additional definitive materials with the SEC on July 2, 2008. TriZetto stockholders are urged to read the proxy statement and the definitive additional materials filed by TriZetto carefully as they contain important information regarding this vote. Proxy statements were mailed to stockholders on May 30, 2008. The additional definitive materials were mailed to stockholders on or about July 3, 2008. The proxy statement and other relevant documents filed with the SEC are also available at no cost on the SEC’s website at www.sec.gov, as well as TriZetto’s website at www.trizetto.com. Hardcopies may also be obtained free of charge from TriZetto by contacting Brad Samson, vice president investor relations at 949-719-2220. Stockholders may also contact Morrow & Co. with questions or requests for additional copies of the proxy materials by calling toll-free 800-607-0088, or by e-mail at TriZetto.info@morrowco.com.

TriZetto, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from TriZetto’s stockholders with respect to the transactions contemplated by the definitive merger agreement among TZ Holdings, TZ Merger Sub and TriZetto. Information regarding TriZetto’s directors and executive officers is contained in TriZetto’s definitive proxy statement filed on May 27, 2008.

About TriZetto

TriZetto is Powering Integrated Healthcare ManagementTM . With its technology touching nearly half of the U.S. insured population, TriZetto is uniquely positioned to drive the convergence of health benefit administration, care management and constituent engagement. The company provides premier information technology solutions that enable payers and other constituents in the healthcare supply chain to improve the coordination of benefits and care for healthcare consumers. Healthcare payers include national and regional health insurance plans, and benefits administrators that provide transaction services to self-insured employer groups. The company’s payer-focused information technology offerings include enterprise and component software, hosting and business process outsourcing services, and consulting. Headquartered in Newport Beach, Calif., TriZetto can be reached at 949-719-2200 or at www.trizetto.com .

Important Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about future revenue, profits, cash flows and financial results, the market for TriZetto’s services, future service offerings, change of control, industry trends, client and partner relationships, TriZetto’s operational capabilities, future financial structure, uses of cash, anticipated dilution or accretion of acquisitions or proposed transactions. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors, including the ability of TriZetto to successfully integrate the businesses of TriZetto and its acquisitions or partners; the contributions of acquisitions to TriZetto’s operating results; the effectiveness of TriZetto’s implementation of its business plan, the market’s acceptance of TriZetto’s new and existing products and services, the timing of new bookings, risks associated with management of growth, reliance on third parties to supply key components of TriZetto’s services, attraction and retention of employees, variability of quarterly operating results, competitive factors, other risks associated with acquisitions, changes in demand for third party products or solutions which form the basis of TriZetto’s service and product offerings, financial stability of TriZetto’s customers, the ability of TriZetto to meet its contractual obligations to customers, including service level and disaster recovery commitments, changes in government laws and regulations; risks associated with rapidly changing technology; and the risk that TriZetto’s proposed acquisition by Apax Partners is not consummated; as well as the other risks identified in TriZetto’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting TriZetto’s Investor Relations department at 949-719-2225 or at TriZetto’s web site at www.trizetto.com. All information in this release is as of July 3, 2008. TriZetto undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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Investor Contact:	Media Contact:

Brad Samson	Melissa Bruno
TriZetto	Schwartz Communications
949-719-2220	781-684-6652
brad.samson@trizetto.com	MBruno@schwartz-pr.com